SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

JPMORGAN CHINA REGION FUND, INC.
(Name of Registrant as Specified in its Charter)

Ancora Catalyst Fund LP
Merlin Partners LP
Ancora Advisors LLC
Frederick DiSanto
Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

JPMORGAN CHINA REGION FUND, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 12, 2016
PROXY STATEMENT OF ANCORA ADVISORS, LLC
IN OPPOSITION TO
THE BOARD OF DIRECTORS OF JPMORGAN CHINA REGION FUND, INC.

WHY YOU WERE SENT THIS PROXY STATEMENT

Ancora Advisors, LLC is sending this proxy statement and the enclosed WHITE proxy card to stockholders of JPMorgan China Region Fund, Inc. (the “Fund”) of record as of March 24, 2016.  We are soliciting a proxy to vote your shares at the 2016 Annual Meeting of Stockholders (the “Meeting”), which is scheduled for May 12, 2016.  Please refer to the Fund’s proxy soliciting material for additional information concerning the Meeting and the matters to be considered by stockholders.

This proxy statement and the enclosed WHITE proxy card are first being sent to stockholders on or about April 29, 2016.

Ancora Advisors, LLC is the general partner of Ancora Catalyst Fund LP and Merlin Partners LP (collectively, “Ancora Advisors”).  Ancora intends to present two stockholder proposals at the Meeting: (1) a binding proposal to terminate the Fund’s investment advisory agreement; and (2) a non-binding proposal requesting that the Board of Directors of the Fund authorize a self-tender offer for all of the Fund’s shares outstanding.  A non-binding proposal means the Board of Directors will have discretion to determine whether and when to implement a self-tender offer if such proposal is approved by stockholders.  We are also requesting that stockholders withhold their vote for the election of two directors at the Meeting.

We believe the proposals are necessary and advisable because we believe the Fund’s investment adviser and Board of Directors have failed to take measures to effectively close the long-time discount the shares trade at relative to net asset value.  We also believe that if a majority of the stockholders withhold their vote on management's slate of directors, they can express their disapproval of the Board's failure to effectively close the long-time discount the shares trade at relative to net asset value.

ANNUAL MEETING DETAILS AND PROXY MATERIALS

We are soliciting proxies to be used at the Meeting, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof.  The Meeting will be held at held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, NY 10017, on May 12, 2016, at 11:00 a.m., local time.  At the Meeting, the stockholders of the Fund are being asked to consider and vote upon: (1) the election of two directors to the board to serve until the 2019 annual meeting of stockholders; (2) a binding proposal to terminate the Fund’s investment advisory agreement; (3) a non-binding proposal requesting that the Board of Directors of the Fund authorize a self-tender offer for all of the Fund’s shares outstanding; and (4) any other business that may properly come before the Meeting or any adjournments or postponements thereof.

IF YOU ARE A STOCKHOLDER OF RECORD YOU MAY VOTE BY MARKING YOUR VOTE ON THE WHITE PROXY CARD WE HAVE ENCLOSED, SIGNING AND DATING IT, AND MAILING IT IN THE POSTAGE-PAID ENVELOPE WE HAVE PROVIDED.

IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.  YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE BY THE INTERNET OR BY TELEPHONE.

Please contact InvestorCom, Inc., proxy solicitors for Ancora Advisors, at the following address, telephone number or website, if you have any questions or require any assistance:

INVESTORCOM, INC. 65 Locust Avenue, Suite 302 New Canaan, CT 06840 Toll Free: (877) 972-0900 Banks and Brokers call collect: (203) 972-9300 proxy@investor-com.com

Please also feel free to call or email Ancora Advisors, LLC:

James Chadwick, Portfolio Manager
Ancora Advisors, LLC
Cleveland, OH
216-593-5048
jim@ancora.net

FAILURE TO MANAGE THE DISCOUNT TO NET ASSET VALUE AND PERFORM

We believe a closed-end fund’s adviser has two primary responsibilities:

1.	Fund performance
2.	Managing the discount to net asset value (“NAV”)

As detailed in the chart below, the Fund has persistently traded at a double digit discount to NAV, including six consecutive years of an average discount in excess of -10% (and eight of the past ten years).

In fact, over a 3, 5, and 10 year period, the Fund’s average discount to NAV is the worst of its closed-end fund China/Asia peers, as reflected in the table below.

There are a variety of reasons why closed-end funds trade at double digit discounts.  When evaluating whether the Fund has effectively addressed the discount, we do not see effort that has been exerted to narrow the discount, as the high discount has persisted for many years.  The Fund pays a modest dividend, the adviser has an open buyback authorization but has not to our knowledge repurchased shares, and the Fund has not conducted a self-tender offer since June 2001, over fourteen years.

We spoke to representatives of JPMorgan China Region Fund, Inc. (NYSE: JFC) and asked what actions were being pursued to address the Fund’s unacceptably high discount.  To our dismay we learned that very little is being done.  We are told that the Fund has a buyback committee which regularly monitors the Fund’s discount, but thus far has not recommended repurchasing shares.  The Fund’s representatives are concerned about the concentration of the stockholder base, lack of liquidity, and overall Fund size.  To that point, they mentioned that rather than taking traditional steps to address the discount (tenders, buybacks, dividends, lifeboat provisions, etc.), their goal is to grow the Fund by leveraging JP Morgan’s brand value on the top of strong performance.  The traditional steps attempt to reduce the discount problem by affording displeased shareholders an exit for part of their holdings at the NAV, and by enhancing accountability and assuring proactive measures will be taken in the future to address significant discounts.  While the Fund wants to grow through performance, the Fund’s representatives acknowledged that growing a China equity fund through performance is extremely difficult in this environment with the overall volatility of the China/Hong Kong markets.  So that leaves one other pathway to grow the Fund and that would be to raise capital, and, in our view, due to volatility in the China/Hong Kong markets, the thought of successfully raising capital to invest in China’s equity market over the immediate term seems extremely unlikely.  In addition, raising capital could exacerbate the Fund’s discount.

If fund size alone was a solution to a closed-end fund’s discount then Morgan Stanley China A Share Fund, Inc. (NYSE: CAF) would not be trading at a 20%+ discount to NAV.  CAF is approximately 4x the net asset value of JFC, almost 30x more liquid, and a better overall performer than JFC.  It is possible that the reason why JFC and other China closed-end funds trade at double digit discounts to NAV is due to an over-supply of the strategy (and current lack of demand).  JFC was launched in 1992, well before the proliferation of ETF strategies occurred, as well as additional launches of China-focused mutual funds and closed-end funds.  We believe it’s clear from looking at the discount to NAV at which China/Asia closed-end funds such as CAF trade, that increasing fund size is not sufficient to narrow the discount.

JPMorgan China Region Fund’s total price returns cause us to question why the Fund exists today as a standalone closed-end fund strategy.  As reflected below, JFC has not only underperformed the S&P 500, a broad measure of market performance, but has also underperformed (1) a comparable open-ended strategy managed by JP Morgan Asset Management, which is the JPMorgan China Region A (JCHAX), for all of the periods reflected below (JFC’s portfolio manager Emerson Yip is the co-portfolio manager of JCHAX); and (2) an exchange-traded fund having the characteristics of the types of stocks in which JFC invests, the SPDR S&P China ETF, for all of the periods reflected below other than the three year period.

	Total Price Return (as of 2/12/16)
Fund / Index / ETF	YTD	1 YR	3 YR	5 YR

JPMorgan China Region Fund Inc	-20.10%	-24.44%	-10.78%	-10.90%

SPDR S&P China ETF	-18.45%	-24.15%	-13.38%	-10.48%
JPMorgan China Region A	-16.06%	-23.23%	-10.05%	-8.86%
S&P 500	-8.51%	-9.17%	30.62%	56.15%

PROPOSAL 1 - ELECTION OF DIRECTORS

If a majority of the stockholders withhold their vote on management's slate of directors, they can express their disapproval of the Board of Director's failure to effectively close the long-time discount the shares trade at relative to net asset value.  We urge you to WITHHOLD your vote from the election of the Fund’s slate of directors.  Please refer to the Fund’s definitive proxy statement when it becomes available for a full description of management’s nominees for director.

We urge you to WITHHOLD your vote from the election of directors, which is Proposal 1 on the enclosed proxy card, by marking the box “WITHHOLD ALL.”

PROPOSAL 2 - TERMINATION OF ADVISORY AGREEMENT

The stockholders are asked to vote on the following resolution:

RESOLVED, that the Investment Advisory Agreement between JPMorgan China Region Fund, Inc. and JF International Management Inc. shall be terminated effective as soon as is legally permissible thereunder.

We believe the proposal is necessary and advisable because the Fund’s investment adviser and Board of Directors have failed to take measures to effectively close the long-time discount the shares trade at relative to net asset value.

We urge you to vote FOR the proposal, which is Proposal 2 on the enclosed proxy card.

PROPOSAL 3 - REQUEST SELF-TENDER OFFER

The stockholders are asked to vote on the following resolution:

RESOLVED, the stockholders of JPMorgan China Region Fund, Inc. request that the Board of Directors authorize a self-tender offer for all of the outstanding shares of the Fund’s common stock, par value $0.01 per share, at or close to net asset value.  If more than 50% of the Fund’s outstanding shares are submitted for tender, then the stockholders request that the tender offer be cancelled and that the Fund should be liquidated or converted into an exchange traded fund or an open-end mutual fund.

We believe the proposal is necessary and advisable because the Fund’s investment adviser and Board of Directors have failed to take measures to effectively close the long-time discount the shares trade at relative to net asset value.

We urge you to vote FOR the proposal, which is Proposal 3 on the enclosed proxy card.

WHO CAN VOTE AT THE ANNUAL MEETING

The record date for determining stockholders entitled to notice of and to vote at the Meeting is March 24, 2016 (the “Record Date”).  Stockholders of the Fund as of the Record Date are entitled to one vote at the Meeting for each share of common stock held on the Record Date.  It is anticipated that the proxy statement that will be filed by the Fund will state the number of shares issued and outstanding on the Record Date.

HOW TO VOTE BY PROXY

To WITHHOLD your vote for the election of the directors and to vote FOR each proposal, you can vote by marking your vote on the WHITE proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  Whether you plan to attend the Meeting or not, we urge you to vote your shares now.

Please contact our proxy solicitor InvestorCom, Inc. at (877) 972-0900 if you require assistance in voting your shares.  This proxy statement and the accompanying form of WHITE proxy card are available at www.icommaterials.com/ancora.

Properly executed proxies will be voted in accordance with the directions indicated thereon.  If you sign the WHITE proxy card but do not make any specific choices, your proxy will vote your shares as follows:

•	“WITHHOLD” the election of each Fund nominee.

•	“FOR” the termination of the Fund’s advisory agreement.

•	“FOR” the proposal requesting the authorization of a self-tender offer for all of the Fund’s shares outstanding.

For purposes of any adjournment, proxies will be voted at the discretion of the persons named as proxies in the attached proxy card.

You should refer to the Fund’s proxy statement and form of proxy distributed by the Fund for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.

Rule 14a-4(c)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies.  It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this proxy statement.  If any other matters are presented at the Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE proxy card on your behalf.  You should also sign, date and mail the voting instruction from your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the internet).  Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of banks and brokerage firms are participating in a program that allows eligible stockholders to vote by telephone or via the Internet.  If your bank or brokerage firm is participating in the telephone voting program or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.  Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If your bank or brokerage firm does not provide you with a voting form, but instead you receive our WHITE proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

In order for the Meeting to be held, a quorum representing holders of a majority of the voting power of the Fund’s common stock must be present in person or represented by proxy.  We intend to count as present, shares that are present in person but not voting and shares for which we have received proxies, but for which holders have abstained.  Shares represented by proxies returned by a bank, broker or other nominee holding the shares in nominee or street name will be counted as present for determining whether a quorum is present, even if the bank, broker or other nominee is not entitled to vote the shares on all matters where discretionary voting by the bank, broker or other nominee is not allowed as noted below.

Abstentions and broker non-votes will be counted as shares present at the Meeting for purposes of determining whether there is a quorum, but will not be counted or voted in favor of the election of directors or on any of the other matters that will be brought before the Meeting.  Brokers that do not receive instructions from stockholders are not entitled to vote on any proposal at the Meeting.  When a broker votes a client’s shares on some but not all of the proposals at a meeting, the omitted votes are referred to as “broker non-votes.”

The judges of election will count all votes, which are cast in person or by proxy at the Meeting.  Voting is an important right of stockholders.  Your vote at the Meeting is very important to us.  If you abstain or otherwise fail to cast a vote on any matter, the abstention or failure is not a vote and will not be counted.  Broker non-votes are shares of common stock held in record name by your broker or nominee which are not voted because (1) you have not provided voting instructions, (2) the broker or nominee does not have discretion to vote on your behalf or (3) the broker or nominee has indicated on the proxy that it does not have authority to vote on such matters) will also not be counted as votes cast.  Your broker or nominee may exercise discretion and vote shares held of record for the election of directors, but not for any other proposal presented at the Meeting unless you have provided voting instructions.

The election of the Fund’s nominees requires the affirmative vote of a plurality of the votes present in person or represented by proxy at the Meeting.  Abstentions and broker non-votes will have no effect on the election of directors.

The favorable vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the termination of the investment advisory agreement.  Under the Investment Company Act of 1940, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the investment advisory agreement if (ii) above is applicable.  Abstentions and broker non-votes have the same effect as a vote against the investment advisory agreement regardless of whether (i) or (ii) above is applicable.

Approval of the proposal requesting the authorization of a self-tender offer for all of the Fund’s shares outstanding to be voted on at the Meeting will require the affirmative vote of a majority of the common stock present in person or represented by proxy at the Meeting.  Abstentions and broker non-votes will have the same effect as a vote against the proposal.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted.  If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Fund’s Corporate Secretary at the Fund’s principal executive offices, or (3) attending the Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (a) by submitting new voting instructions to your broker, bank or other nominees in accordance with their voting instructions, or (b) if you have obtained a legal proxy from your bank, broker or other nominees giving you the right to vote your shares in person, by attending the Meeting, presenting the completed legal proxy to the Fund and voting in person.  You should be aware that simply attending the Meeting will not in and of itself constitute a revocation of your proxy.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Meeting.  If you were a stockholder of record on the Record Date, you will retain your voting rights for the Meeting even if you sell your shares after the Record Date.  Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

If you have already sent a GOLD proxy to management of the Fund, you can revoke that proxy by signing, dating and mailing the WHITE proxy card or by voting in person at the Meeting.

IF YOU SIGN THE WHITE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE COMMON STOCK REPRESENTED BY THE WHITE PROXY CARD (1) “WITHHOLD” THE ELECTION OF EACH PERSON WHO HAS BEEN NOMINATED BY THE FUND TO SERVE AS A DIRECTOR; (2) “FOR” THE TERMINATION OF THE INVESTMENT ADVISORY AGREEMENT; AND (3) “FOR” THE PROPOSAL REQUESTING THE AUTHORIZATION OF A SELF-TENDER OFFER.

SOLICITATION OF PROXIES; EXPENSES

The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation and litigation) will be borne by Ancora Advisors.  In addition to the use of the mails, proxies may be solicited by Ancora Advisors, other Participants (as defined below) and/or their employees by telephone, telegram, and personal solicitation, for which no additional compensation will be paid to those persons engaged in such solicitation.  Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of the common stock that such institutions hold, and Ancora Advisors will reimburse such institutions for their reasonable out-of-pocket expenses.

Ancora Advisors has retained InvestorCom, Inc., a proxy solicitation firm, to assist in the solicitation of proxies at an estimated fee of up to $6,500, plus reimbursement of reasonable out-of-pocket expenses.  Approximately 25 persons will be utilized by that firm in its solicitation efforts.  This fee does not include the costs of preparing, printing, assembling, delivering and mailing the Proxy Statement.

Ancora Advisors estimates that its total expenditures relating to the solicitation of proxies will be approximately $45,000 (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation, and litigation).

Because we believe that all stockholders will benefit from this solicitation, we intend to seek, subject to any applicable regulatory requirements, reimbursement of our expenses from the Fund.  Stockholders will not be asked to vote on the reimbursement of these expenses.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The following persons are participants (each a “Participant” and, collectively the “Participants”) in the solicitation from the Fund’s stockholders of proxies to WITHHOLD the election of each of the Fund’s nominees and in favor of the stockholder proposals: Ancora Catalyst Fund LP, Merlin Partners LP, Ancora Advisors, LLC and Frederick DiSanto.  Frederick DiSanto is the Chief Executive Officer of Ancora.  Other than with regard to the solicitation, the Participants are not, nor has any Participant been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.  The Participants do not have, nor do any of the Participant’s associates have, any arrangement or understanding with any person with respect to any future employment with the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.  The Participants have no material interest in the election of the Fund’s nominees or the approval of the stockholder proposals other than in their capacity as stockholders of the Fund, as applicable.  The business address of the Participants is 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.

Ancora Catalyst Fund LP is the record holder of 1,000 shares of the Fund’s common stock, par value $0.01 per share, and Ancora Catalyst Fund LP and Merlin Partners LP beneficially own 304,058 shares.  Ancora Catalyst Fund LP and Merlin Partners LP own approximately 4.73% of the total shares outstanding.  Appendix A contains additional information about the holdings of the Participants and lists the transactions in the common stock made by the Participants during the past two years.

Except as set forth in this Proxy Statement (including the Appendices hereto), (1) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (2) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund; (3) no Participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (4) no Participant in this solicitation has purchased or sold any securities of the Fund during the past two years; (5) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (6) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (7) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (8) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (9) no Participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (10) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (11) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Meeting.

There are no material proceedings to which any Participant or any associate of any Participant is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  Except as described herein, no Participant and no associate of any Participant has any interest in the matters to be voted upon at the Meeting, other than an interest, if any, as a stockholder of the Fund.

OTHER MATTERS

Ancora Advisors anticipates that the Fund’s proxy statement will contain information regarding (1) the security ownership of management and beneficial owners of more than 5% of the common stock; (2) the committees of the Fund’s board of directors (and information about audit committee financial experts); (3) the meetings of the Fund’s board of directors and all committees thereof; (4) the background and qualifications of the nominees of the Fund’s board of directors; (5) the Fund’s leadership structure and the board’s oversight of risk management; (6) the compensation and remuneration paid and payable to the Fund’s directors and management, and other compensation related information; (7) the attendance of members of the Fund’s board of directors at the annual meeting; (8) the Fund’s director nomination process; (9) the independence of the Fund’s directors; (10) stockholder communication with the Fund’s board of directors; (11) the deadline for submitting stockholder proposals for inclusion in the Fund’s proxy statement for the 2017 annual meeting of stockholders under Rule 14a-8 of the Securities Exchange Act of 1934; and (12) the date after which a notice of Stockholder proposal submitted outside the process of Rule 14a-8 is considered untimely.  Ancora Advisors has no knowledge of, or responsibility for, the accuracy of the Fund’s disclosures in its proxy materials.

ADDITIONAL INFORMATION

The information concerning the Fund contained in this Proxy Statement has been taken from, or is based upon, publicly available information.  We are responsible for the accuracy of the information in this Proxy Statement, subject to reliance on information derived from public filings of JFC, which we have not separately verified for accuracy or completeness.

The Fund files annual and semi-annual reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  You may read and copy any reports, statements or other information that the Fund files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-202-551-8090 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT.

IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.  YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE BY THE INTERNET OR BY TELEPHONE.

Please contact InvestorCom, Inc., proxy solicitors for Ancora Advisors , at the following address, telephone number or website, if you have any questions or require any assistance:

INVESTORCOM, INC. 65 Locust Avenue, Suite 302 New Canaan, CT 06840 Toll Free: (877) 972-0900 Banks and Brokers call collect: (203) 972-9300 proxy@investor-com.com

Please also feel free to call or email Ancora Advisors :

James Chadwick, Portfolio Manager
Ancora Advisors LLC
Cleveland, OH
216-593-5048
jim@ancora.net

April 29, 2016

Appendix A

Transactions by Ancora Catalyst Fund LP during the past two years:

Transactions by Ancora Advisors, LLC or  Fred DiSanto other than indirectly by Ancora Catalyst Fund LP or Merlin Partners LP: None.

Transactions by Merlin Partners LP during the past two years:

Name and Address	Shares Held Beneficially	Percent of Class	Shares Held By Non-Participant Associates
Ancora Catalyst Fund LP c/o Ancora Advisors LLC 6060 Parkland Boulevard Suite 200 Cleveland, Ohio 44124	165,000*	2.56%	0
Merlin Partners LP c/o Ancora Advisors LLC 6060 Parkland Boulevard Suite 200 Cleveland, Ohio 44124	139,058*	2.16%	0
Ancora Advisors LLC 6060 Parkland Boulevard Suite 200 Cleveland, Ohio 44124	306,058*	4.75%	0
* Ancora Advisors LLC, in its capacity as general partner to Ancora Catalyst Fund LP and Merlin Partners LP has power to vote the 306,058 shares and the power to dispose of the 306,058 shares held in the Funds.  Ancora Catalyst Fund LP is the shareholder of record of 1,000 shares.

PROXY

THIS PROXY IS SOLICITED BY ANCORA ADVISORS, LLC IN OPPOSITION TO
THE BOARD OF DIRECTORS OF JPMORGAN CHINA REGION FUND, INC.

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF JPMORGAN CHINA REGION FUND, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints James Chadwick, Brian Hopkins and Jeffrey Anderson, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of JPMorgan China Region Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, NY 10017, on May 12, 2016, at 11:00 a.m., local time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder.  Unless otherwise specified, this proxy will be voted “WITHHOLD” regarding the election of each of the Fund’s nominees; “FOR” the termination of the Fund’s investment advisory agreement; and “FOR” the proposal requesting the authorization of a self-tender offer.  This proxy revokes all prior proxies given by the undersigned.

Ancora Advisors recommends that you vote “WITHHOLD” regarding the election of each of the Fund’s nominees; vote “FOR” the termination of the Fund’s investment advisory agreement; and vote “FOR” the proposal requesting the authorization of a self-tender offer.

1.	ELECTION OF DIRECTORS- The Fund’s Nominees:

☐   FOR ALL ☐   WITHHOLD ALL

Write below the names of any Fund nominee(s) for whom authority to vote is withheld:

2.	APPROVAL OF THE RESOLUTION TO TERMINATE THE INVESTMENT ADVISORY AGREEMENT BETWEEN JPMORGAN CHINA REGION FUND, INC. AND JF INTERNATIONAL MANAGEMENT INC.

☐   FOR ☐   AGAINST ☐   ABSTAIN

3.	APPROVAL OF PROPOSAL REQUESTING THAT THE BOARD AUTHORIZE A SELF-TENDER OFFER.

☐   FOR ☐   AGAINST ☐   ABSTAIN

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE.

In his discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Dated:______________________________________________________

Signature:___________________________________________________

Signature (if held jointly):_______________________________________

Title:_______________________________________________________

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporation name by the President or other duly authorized officer.  If a partnership, please sign in partnership name by authorized person.  This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 12, 2016.  This proxy statement and the accompanying form of WHITE proxy card are available at www.icommaterials.com/ancora.